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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report:  April 30, 1997

                             Washington Mutual, Inc.
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             (Exact Name of Registrant as specified in its charter)

                                   Washington
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    0-25188                                                    91-1653725
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Commission File Number                                    IRS Identification No.

          1201 Third Avenue, Seattle, Washington              98101
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          Address of Principal Executive Office            Postal Code

                                  206-461-2000
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                Registrant's telephone number including area code


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        99.1    Video Presentation to Investment Analysts and Shareholders

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             WASHINGTON MUTUAL, INC.

Date: April 30, 1997                     By:       /s/ Marc R. Kittner
                                                   ----------------------------
                                                   Marc R. Kittner
                                                   Senior Vice President and
                                                   Corporate Counsel